Exhibit 10.23

EXPLORATION AND DEVELOPMENT AGREEMENT

THIS EXPLORATION AND DEVELOPMENT AGREEMENT (“Agreement”) dated this 25th day of July, 2005, by and between THE OSAGE NATION, as represented by the Osage Tribal Council in accordance with the Act of June 28, 1906 (34 Stat. 539), as amended, (the “Osage”), by Jim Roan Gray, Principal Chief, under authority of Resolution No. 31-1196 of the Osage Tribal Council (the “Council”), dated July 25, 2005; and AMVEST OSAGE, INC., a Virginia corporation, (“AMVEST”). the Osage and AMVEST are collectively referred to herein as the “Parties” and individually as a “Party.”

Recitals

WHEREAS, by Amended and Restated Exploration and Development Agreement dated October 29, 2001, between the Osage and AMVEST West, Inc., predecessor in interest to AMVEST, as amended from time to time, (the “AMVEST Agreement”), the Osage granted AMVEST certain exclusive rights for the exploration, leasing and development of portions of the Osage Mineral Estate with the goal of increasing production from the Osage Mineral Estate; and

WHEREAS, the Parties acknowledge that considerable investment in gas gathering, transportation and handling infrastructure in southeast Osage County has been made by AMVEST and third parties, and must continue to be made to ensure effective development of coalbed methane and natural gas resources on the Osage Mineral Estate; and

WHEREAS, the Parties acknowledge the exploration and development efforts performed to date by AMVEST have identified various technical, operational and economic issues that will affect the future development of coalbed methane resources from the Osage Mineral Estate; and

WHEREAS, the term of the AMVEST Agreement is nearing completion and the Parties desire to formally terminate the AMVEST Agreement and execute a new, comprehensive agreement regarding the leasing, exploration and development of portions of the Osage Mineral Estate for the long-term, mutual benefit of the Parties.

Agreement

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Osage and AMVEST do hereby covenant and agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the meanings herein specified, unless the context otherwise requires:

(a)	“Advance Option Payment” shall mean the advance payments provided for in Section 5, below.

(b)	“Affiliate” or “Affiliates” shall mean, as to any company, any other company (or companies) or entity (or entities) which, directly or indirectly, is in control of, is controlled by, or is under direct or indirect common control with, such company.

(c)	“AMVEST” shall mean AMVEST Osage, Inc.

(d)	“Area of Interest” shall mean all of the property in Osage County, Oklahoma identified and depicted on the map marked Exhibit “A,” within which the following are located: (i) the Existing Licensed Acreage comprised of 190,000 acres, (ii) the Available Acreage from which AMVEST may select the Phase I Acreage, the Phase II Acreage, the Phase III Acreage and the Phase IV Acreage; and (iii) the Excluded Acreage.

(e)	“Available Acreage” shall mean the acreage within the Area of Interest depicted on Exhibit “A,” and more precisely described on Exhibit “A-1,” which is subject to this Agreement and from which AMVEST may select the Phase I Acreage, the Phase II Acreage, the Phase III Acreage and the Phase IV Acreage.

(f)	“BIA” shall mean the Osage Agency, Bureau of Indian Affairs, United States Department of the Interior.

(g)	“Council” shall mean the Osage Tribal Council.

(h)	“Effective Date” shall mean January 1, 2005.

(i)	“Excluded Acreage” shall mean the acreage within the Area of Interest which is not currently available for leasing because such property is included in an existing lease, option, concession or development agreement between the Osage and third parties.

(j)	“Exhibit “A” shall mean that map or plat attached hereto and made a part hereof which, as of the Effective Date, depicts: (i) the Area of Interest, (ii) the Existing Licensed Acreage, (iii) the Available Acreage, and (iv) the Excluded Acreage.

(k)	“Exhibit “A-1” shall mean that schedule attached hereto and made a part hereof, consisting of 17 pages, which, as of the Effective Date, sets forth the acreage descriptions of the Existing Licensed Acreage and the Available Acreage.

(l)	“Existing Licensed Acreage” shall mean the initial 190,000 acres of land depicted on Exhibit “A,” and more precisely described on Exhibit “A-1,” which have previously been identified and accepted by the Parties prior to the Effective Date.

(m)	“Horizontal Well” shall mean any drilling or jetting of a horizontal or near- horizontal lateral into a potentially-productive interval (whether into a coal seam or non-coal formation) from a vertical or slant wellbore including, but not limited to, the drilling or jetting of a long-, medium- or short-radius lateral (as such terms are commonly used in the industry), the long axis of which lateral is oriented approximately parallel to the bedding plane of the formation being drilled into.

(n)	“Leases” shall mean the Coalbed Methane leases or Coalbed Methane, oil and/or gas leases (as appropriate) selected by AMVEST on a quarter-section basis, more or less, from the “Licensed Acreage.”

(o)	“Licensed Acreage” shall mean the Existing Licensed Acreage, the Phase I Acreage (when and if added), the Phase II Acreage (when and if added), the Phase III Acreage (when and if added), the Phase IV Acreage (when and if added), the Excluded Acreage (when and if added), and the remaining Available Acreage (when and if added), for which AMVEST has the exclusive right to enter into the Leases.

(p)	“Material Breach” shall mean a breach by one Party that substantially impairs the value or benefit of this Agreement to the other Party.

(q)	“Osage” shall mean the Osage Nation of Indians, or any other name by which it is denominated, as represented by the Osage Tribal Council in accordance with the Act of June 28, 1906 (34 Stat. 539), as amended.

(r)	“Phase I,” “Phase II,” “Phase III” and “Phase IV” shall have the meanings set forth in Section 2 of this Agreement.

(s)	“Phase I Acreage” shall mean the cumulative 60,000 acres of land that may be selected by AMVEST, in its sole discretion, during Phase I from properties identified on Exhibit “A” and more precisely described on Exhibit “A-1.”

(t)	“Phase II Acreage” shall mean the cumulative 60,000 acres of land that may be selected by AMVEST, in its sole discretion, during Phase II after completion of Phase I from properties identified on Exhibit “A” and more precisely described on Exhibit “A-1.”

(u)	“Phase III Acreage” shall mean the cumulative 60,000 acres of land that may be selected by AMVEST, in its sole discretion, during Phase III after completion of Phase II from properties identified on Exhibit “A” and more precisely described on Exhibit “A-1.”

(v)	“Phase IV Acreage” shall mean the 12,480 acres of land that may be selected by AMVEST, in its sole discretion, during Phase IV after completion of Phase III from properties identified on Exhibit “A” and more precisely described on Exhibit “A-1.”

2.	Term. (a) The term of this Agreement shall be for sixteen (16) years from the Effective Date of this Agreement. The term shall consist of four (4) phases: (a) “Phase I” which is to extend for four (4) years following the Effective Date; (b) “Phase II” which is to extend for four (4) years following the termination of Phase I, if AMVEST elects to proceed and if AMVEST qualifies for entry into Phase II; (c) “Phase III” which is to extend for four (4) years following the termination of Phase II, if AMVEST elects to proceed and if AMVEST qualifies for entry into Phase III and (d) “Phase IV” which is to extend for four (4) years following the termination of Phase III, if AMVEST elects to proceed and if AMVEST qualifies for entry into Phase IV. Subsequent to the termination of this Agreement, during whatever phase the Agreement terminates, the activities of AMVEST shall be governed by the provisions of the Leases that AMVEST has entered into with the Osage.

(b)	On or around January 31 of each calendar year during the term of this Agreement (commencing in 2006), at a time convenient for the Parties, AMVEST shall make a presentation to the Osage Tribal Council and BIA (as appropriate) to: (i) review the results of exploration, drilling, production and infrastructure development performed by AMVEST during the preceding calendar year, (ii) present AMVEST’s preliminary plans for exploration and development of Coalbed Methane on the Osage Mineral Estate during the current calendar year, and (iii) address any questions or concerns raised by the Osage Tribal Council and/or BIA concerning AMVEST’s prior or planned Coalbed Methane exploration and development activity. The Parties acknowledge, however, that ongoing exploration and development results, evolving gas transportation and market conditions, and other factors, may impact and alter AMVEST’s planned activity during any particular year, in which case AMVEST shall timely advise the Osage as to material changes in AMVEST’s planned exploration and development efforts.

3.	Grant. During the term of this Agreement, the Osage grants to AMVEST the exclusive right to enter into the Leases within the Licensed Acreage on a quarter section (i.e., 160- acre, more or less) basis upon the terms that have been pre-negotiated between the Parties as stated herein.

4.	Licensed Acreage. (a) The Licensed Acreage initially consists of the Existing Licensed Acreage. Effective January 1, 2005, Phase I shall commence and during Phase I, AMVEST may, at its election, elect to specify and include up to 15,040 acres of the Phase I Acreage within the Licensed Acreage during each of the first, second and third calendar years of Phase I, plus up to 14,880 acres during the fourth and final calendar year of Phase I (i.e., cumulative 60,000 acres of Phase I Acreage). AMVEST shall make its election with regard to including Phase I Acreage prior to the end of each calendar year. Any Phase I Acreage that AMVEST does not elect to include in the Licensed Acreage in any year of Phase I, may be included in the Licensed Acreage in a subsequent year during the term of this Agreement. If AMVEST elects to include the Phase I Acreage, or portions thereof, within the Licensed Acreage, AMVEST shall pay the Advance Option Payment for the Phase I Acreage as set forth in Section 5 below, and such portions of the Phase I Acreage shall automatically be included in the definition of the Licensed Acreage and thereby become subject to the terms of this Agreement as if it had been included within the Licensed Acreage at the execution of this Agreement.

(b)

Provided, however, if this Agreement extends to Phase II, or if AMVEST has drilled 420 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date), whichever is earlier, AMVEST may, at its election to be exercised in writing at any time after the commencement of Phase II, or after AMVEST has drilled 420 production wells, elect to specify and include up to 15,040 acres of the Phase II Acreage within the Licensed Acreage during each of the first, second and third calendar years of Phase II, plus up to 14,880 acres during the fourth and final calendar year of Phase II (i.e., cumulative 60,000 acres of Phase II Acreage). AMVEST shall make its election with regard to including Phase II Acreage prior to the end of each calendar year. Any Phase II Acreage that AMVEST does not elect to include in the Licensed Acreage in any year of Phase II, may be included in the Licensed Acreage in a subsequent year during the term of this Agreement. If AMVEST elects to include the Phase II Acreage, or portions thereof, within the Licensed Acreage, AMVEST shall pay the Advance Option Payment for the Phase II Acreage as set forth in Section 5 below, and such portions of the Phase II Acreage shall automatically be included in the definition of the Licensed Acreage and thereby become subject to the terms of this Agreement as if it had been included within the Licensed Acreage at the execution of this Agreement.

(c)	Provided, further, if this Agreement extends to Phase Ill, or if AMVEST has drilled 620 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date), whichever is earlier, AMVEST may, at its election to be exercised in writing at any time after the commencement of Phase III, or after AMVEST has drilled 620 production wells, elect to specify and include up to 15,040 acres of the Phase III Acreage within the Licensed Acreage during each of the first, second and third calendar years of Phase III, plus up to 14,880 acres during the fourth and final calendar year of Phase III (i.e., cumulative 60,000 acres of Phase III Acreage). AMVEST shall make its election with regard to including Phase III Acreage prior to the end of each calendar year. Any Phase III Acreage that AMVEST does not elect to include in the Licensed Acreage in any year of Phase III, may be included in the Licensed Acreage in a subsequent year during the term of this Agreement. If AMVEST elects to include the Phase III Acreage, or portions thereof, within the Licensed Acreage, AMVEST shall pay the Advance Option Payment for the Phase III Acreage as set forth in Section 5 below, and such portions of the Phase III Acreage shall automatically be included in the definition of the Licensed Acreage and thereby become subject to the terms of this Agreement as if it had been included within the Licensed Acreage at the execution of this Agreement.

(d)

Provided, further, if this Agreement extends to Phase IV, or if AMVEST has drilled 820 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date), whichever is earlier, AMVEST may, at its election to be exercised in writing at any time after the commencement of Phase IV, or after AMVEST has drilled 820 production wells, elect to specify and include all 12,480 acres (or a portion thereof) of the Phase IV Acreage within the Licensed Acreage during any calendar year of Phase IV. AMVEST shall make its election with regard to including Phase IV Acreage prior to the end of each calendar year. Any Phase IV Acreage that AMVEST does not elect to include in the Licensed Acreage in any year of Phase IV, may be included in the Licensed Acreage in a subsequent year during the term of this Agreement, if applicable. If AMVEST elects to include the Phase IV Acreage, or portions thereof, within the Licensed Acreage, AMVEST shall pay the Advance Option Payment for the Phase IV Acreage as set forth in Section 5 below, and such portions of the Phase IV Acreage shall automatically be included in the definition of the

Licensed Acreage and thereby become subject to the terms of this Agreement as if it had been included within the Licensed Acreage at the execution of this Agreement.

(e)	If this Agreement extends beyond Phase IV, or if AMVEST has drilled 1,020 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date), whichever is earlier, if and when portions of the Excluded Acreage become available for leasing because of the expiration or termination of the applicable lease, option, concession or development agreement between the Osage and a third party, AMVEST may, at its election to be exercised in writing within 30 days of the BIA’s publication of such expiration or termination, elect to include all or portions of the Excluded Acreage within the Licensed Acreage. If AMVEST elects to include within the Licensed Acreage all or portions of the Excluded Acreage, AMVEST shall pay the Advance Option Payment for the Excluded Acreage, as set forth in Section 5 below, and the Excluded Acreage shall automatically be included in the definition of the Licensed Acreage and thereby become subject to the terms of this Agreement as if it had been included within the Licensed Acreage at the execution of this Agreement. To the extent portions of the Excluded Acreage become available for leasing after the Effective Date, but prior to the expiration of Phase IV or before AMVEST has drilled 1,020 production wells, the Osage shall not enter into any lease, option, concession or development agreement with regard to such Excluded Acreage with any third party until it has first offered AMVEST the option, and AMVEST has elected not to include such Excluded Acreage within the Licensed Acreage pursuant to the terms set forth herein.

(f)	Notwithstanding the terms of Section 4(e) above, the total Licensed Acreage shall not exceed 382,480 acres unless AMVEST has first drilled a minimum of one thousand twenty (1,020) production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date). In the event AMVEST has drilled one thousand twenty (1,020) production wells on the Existing Licensed Acreage, Phase I Acreage, Phase II Acreage, Phase III Acreage and Phase IV Acreage, and provided that AMVEST pays the Advance Option Payment of Four Dollars ($4.00) per net acre to be added to the Licensed Acreage pursuant to Section 5, AMVEST shall have the right to add and include the Excluded Acreage and/or any remaining Available Acreage in the Area of Interest that was not included in the Existing Licensed Acreage, Phase I Acreage, Phase II Acreage, Phase III Acreage or Phase IV Acreage, such that the total Licensed Acreage may exceed 382,480 acres. In the event the Licensed Acreage exceeds 382,480 acres, the Osage and AMVEST shall act in good faith to amend the term as set forth in Section 2 and to amend the drilling requirements of Section 11, by increasing both provisions to reflect the additional development.

(g)

During the term of this Agreement, AMVEST may, at its election from time to time, release or surrender to the Osage portions of the Licensed Acreage by providing written notice thereof and such acreage so released or surrendered shall be excluded from the Licensed Acreage (unless AMVEST subsequently elects to include it pursuant to the provisions set forth herein), but such acreage so released or surrendered shall remain and constitute part of the Available Acreage. If AMVEST so elects, it may, by providing written notice to the Osage, nominate a number of acres from the Available Acreage which is equal in number to the acreage so released or surrendered which nominated acreage shall, at no additional cost to AMVEST, become a part of the Licensed Acreage in lieu of the acreage so released or surrendered.

5.	Advance Option Payments. As part of the consideration for the licenses, rights and privileges granted under this Agreement, the Osage acknowledges and agrees that, prior to the Effective Date, AMVEST paid the Osage as an Advance Option Payment, a total sum equal to Four Dollars ($4.00) per net acre for each acre of the Existing Licensed Acreage. No part of these Advance Option Payments is refundable or recoupable.

(a)	During Phase I, and if AMVEST elects to add to the Licensed Acreage all or part of the Phase I Acreage, AMVEST agrees to pay the Osage as an Advance Option Payment, a sum equal to Four Dollars ($4.00) per net acre for each acre of the Phase I Acreage selected by AMVEST and added to the Licensed Acreage, which shall be paid within 30 days of AMVEST’s election. No part of these Advance Option Payments is refundable or recoupable.

(b)	If this Agreement extends to Phase II, and if AMVEST elects to add to the Licensed Acreage all or part of the Phase II Acreage, AMVEST agrees to pay the Osage as an Advance Option Payment, a sum equal to Four Dollars ($4.00) per net acre for each acre of the Phase II Acreage selected by AMVEST and added to the Licensed Acreage, which shall be paid within 30 days of AMVEST’s election. No part of this Advance Option Payment is refundable or recoupable.

(c)	If this Agreement extends to Phase III, and if AMVEST elects to add to the Licensed Acreage all or part of the Phase III Acreage, AMVEST agrees to pay the Osage as an Advance Option Payment, a sum equal to Four Dollars ($4.00) per net acre for each acre of the Phase III Acreage selected by AMVEST and added to the Licensed Acreage, which shall be paid within 30 days of AMVEST’s election. No part of this Advance Option Payment is refundable or recoupable.

(d)	If this Agreement extends to Phase IV, and if AMVEST elects to add to the Licensed Acreage all or part of the Phase IV Acreage, AMVEST agrees to pay the Osage as an Advance Option Payment, a sum equal to Four Dollars ($4.00) per net acre for each acre of the Phase IV Acreage selected by AMVEST and added to the Licensed Acreage, which shall be paid within 30 days of AMVEST’s election. No part of this Advance Option Payment is refundable or recoupable.

(e)

If AMVEST elects from time to time to add to the Licensed Acreage all or part of the Excluded Acreage, or any remaining Available Acreage within the Area of Interest that was not included under the Existing Licensed Acreage, Phase I Acreage, Phase II Acreage, Phase III Acreage and Phase IV Acreage, pursuant to the terms and procedures set forth in Sections 4(f)

and 4(g) above, AMVEST agrees to pay the Osage as an Advance Option Payment, a sum equal to Four Dollars ($4.00) per net acre for each acre of the Excluded Acreage and remaining Available Acreage selected by AMVEST and added to the Licensed Acreage. The total amount of this Advance Option Payment shall be paid from time to time within 30 days of AMVEST’s election. No part of this Advance Option Payment is refundable or recoupable.

6.	Reservations. Notwithstanding any provision to the contrary contained in this Agreement, all grants and rights contained herein shall be subject to the rights of third party oil and gas lessees of the Osage which are of record with the BIA prior to the Effective Date of this Agreement and are further subject to all rights of surface owners.

7.	Reports. AMVEST shall make periodic verbal and/or written progress reports to the BIA and the Osage, summarizing the operations undertaken during the term of the Agreement. These reports shall be a summary of wells staked, when spudded, wells drilled and the status of each, location of each well, and in similar fashion for wells re-entered, plus Leases purchased and their location. The progress reports shall not replace any reports for Leases and wells required by the BIA, in accordance with applicable laws and regulations, or the Osage.

8.	Coalbed Methane Acquisition and Development Program

(a)	Coalbed Methane zones (sometimes called coal seam gas or carbonaceous shale zones) are zones which produce, or are capable of producing, Coalbed Methane, as defined below, and occur as scattered lithologies in the interval between the top of the Skiatook Group and the top of the Arbuckle formation which include, but are not limited to, the Woodford Shale, Krebs, Cabaniss, Marmaton and Skiatook Groups. The granting of lease rights on Coalbed Methane zones shall be restricted to the individual coalbeds, seams and carbonaceous shale zones. AMVEST shall provide stratigraphic information to the Osage and BIA such as electric logs that identify geological formation names in the area of their reentries and drilling. “Coalbed Methane” shall mean all gas and oil produced from within the stratigraphic interval described above from coalbeds, coal seams, coal zones, coal-bearing zones, mined-out areas and carbonaceous shale formations. The term “carbonaceous” is authoritatively defined as containing carbon, usually of organic origin, such as shale with plant or other organic remains.

(b)	AMVEST shall assume the burden of proof of defining Coalbed Methane zones as differing from the remaining penetrated zones in a wellbore such as by chemical analysis of the gas and/or oil and lithologic analysis of the footage penetrated, as determined from electric logs (e.g., density/neutron, gamma ray, resistivity, etc.).

(c)	AMVEST shall provide the Osage and the BIA with drilling and logging information to enable evaluation of zones penetrated but not covered by a Coalbed Methane Lease nor covered by an oil or gas Lease.

9.	Lease Terms. AMVEST shall have the exclusive right to enter into Leases with the Osage pursuant to which Coalbed Methane can be produced and marketed from the Licensed Acreage. If AMVEST elects to enter into a Coalbed Methane-only Lease with regard to any of the Licensed Acreage and if the oil and/or gas interest on the area included in said Lease is unleased at the time, AMVEST may subsequently exercise its right, pursuant to Section 14(b), to lease the oil and/or gas by providing written notice to the Osage and paying the incremental lease bonus as set forth below. In the event that AMVEST elects to exercise its option to lease certain tracts under this Agreement, the Osage and AMVEST shall execute a Lease(s), which the BIA shall approve, which contains the following lease terms:

(a)

Each Coalbed Methane Lease granted hereunder shall be on quarter-section tracts of generally l60 acres (more or less), either drilled or undrilled, or those with plugged, abandoned or unplugged wells. All activities conducted with respect to any such tracts shall be subject to the rights of existing leaseholders. Consideration shall be Twenty Dollars ($20) per net acre lease bonus for Leases which include Coalbed Methane only, Thirty-Five Dollars ($35) per net acre lease bonus for Leases which include Coalbed Methane and gas, Fifty Dollars ($50) per net acre for Leases which include Coalbed Methane, gas and oil, or Fifteen Dollars ($15) per net acre lease bonus if AMVEST is electing to add gas to an existing Coalbed Methane-only Lease or add oil to an existing Coalbed Methane and gas Lease, or Thirty Dollars ($30) per net acre lease bonus if AMVEST is electing to add oil and gas to an existing Coalbed Methane-only Lease. Royalty for oil shall either be 3/16 (18.75%) or 20%, whichever is the highest applicable royalty required by BIA regulations. Royalty for Coalbed Methane and gas shall be 3/16 (18.75%), paid in accordance with reasonable and customary practices on gas sales, as approved by the BIA. The primary term of the Lease shall be three (3) years. Rentals under a Coalbed Methane-only Lease shall be One Dollar ($1.00) per net acre for each of the second and third years if the Coalbed Methane-only Lease is not held by production. Rentals under a Coalbed Methane, oil and/or gas Lease shall be Two Dollars ($2.00) per net acre for each of the second and third years if the Coalbed Methane, oil and/or gas Lease is not held by production. Leases shall be for either Coalbed Methane only or Coalbed Methane, oil and/or gas, as may be specified by AMVEST from time to time. The lease forms to be used are attached as Exhibit “B,” which have been previously approved by the BIA and are in use by the Osage. For purposes of settling Coalbed Methane and gas royalties due the Osage under the Leases, AMVEST may deduct from its sales proceeds, gas gathering, transportation, handling, compression and dehydration costs (including depreciation for all services), fuel use and shrink, etc., based on competitive industry charges for similar services. The specific deductions for gas gathering, transportation and processing (to facilitate marketability of such gas) shall be as set forth in Gas Purchase Agreements, as hereinafter defined, between AMVEST and the first purchaser of its gas (including, without limitation, Northeast Shelf Energy, L.L.C.), which Gas Purchase Agreements are subject to approval by the BIA. Northeast Shelf Energy, L.L.C., an Affiliate of AMVEST, purchases gas from AMVEST at the wellheads and performs subsequent gathering, compression, dehydration and such other services and processes as may be required in order for the gas to satisfy the quality specifications of downstream third-party purchasers of the gas.

(b)	All Leases taken under any phase of this Agreement shall continue in full force and effect by their own terms upon any termination of this Agreement for so long as a well on the Lease is producing in paying quantities. A well shall be deemed producing in paying quantities as long as it is in continuous production except for such periods of time when production is temporarily suspended for recompletion, rework, workover, maintenance or repair of the well or its associated facilities, or problems with downstream pipelines or related facilities.

(c)	At any time after the Effective Date and during the term of this Agreement, AMVEST may serve written notice upon the Osage and the BIA that AMVEST wishes to enter into Lease(s) of specific quarter-section tracts within the Licensed Acreage. The Principal Chief of the Osage (or authorized representative) shall execute each such Lease on behalf of the Osage without any further approval required by the Council, and the BIA shall process each such Lease in a timely manner. The processing of Leases by the BIA shall be promptly forthcoming if the provisions of this Agreement are complied with and if there is compliance with applicable legal and regulatory provisions. AMVEST, the Osage, and the BIA agree that changes in economic conditions or the potential production from the Licensed Acreage to be covered by a Lease shall not change the pre-negotiated terms and conditions of each such Lease, which terms and conditions are set forth in this Section 9.

(d)	With regard to assignments of Leases, the BIA will evaluate each such assignment within a reasonable time. The BIA will have the right to reject any assignment(s) of such Lease(s) for good cause within the scope of existing regulations within a reasonable time after the BIA’s receipt of such assignment(s) from AMVEST, or from one of AMVEST’s assignees. The BIA will attempt to approve or disapprove all such submissions of assignments within ten (10) days after the receipt thereof. The approvals of the BIA under this Section 9 will not be unreasonably withheld. I, AMVEST may assign, sublease, dedicate and/or farmout Lease(s), or production therefrom, to its Affiliates, including, but not limited to, Northeast Shelf Energy, L.L.C., without first obtaining written approval.

(e)

The Parties acknowledge that AMVEST has obtained the approval of the BIA to the form of gas purchase agreement (“Gas Purchase Agreement”) pertaining to production from production wells drilled and developed on property included within the Leases. In the future, if AMVEST elects to execute new Gas Purchase Agreements, AMVEST shall obtain the approval of the BIA to a form of Gas Purchase Agreement which would pertain to production from production wells drilled and developed on property included within the Lease, which form of Gas Purchase Agreement shall not include terms inconsistent with the terms and conditions set forth herein. To the extent that AMVEST does not obtain the approval of the BIA to the proposed form of Gas Purchase Agreement and AMVEST elects to continue its obligations under this

Agreement, AMVEST shall have the right to connect immediately into sales lines all wells drilled or recompleted pursuant to this Agreement, but no such gas may be sold until the Gas Purchase Agreement or a temporary agreement is approved by the BIA pursuant to the provision of 25 CFR 226.14.

(f)	Except for royalty settlement terms and other provisions contained in various Gas Purchase Agreements, which may change from time to time, nothing herein shall be deemed to affect production from any Leases taken by AMVEST under the AMVEST Agreement.

10.	Well Information, Well Requirements, and Tribal Access to Wells.

(a)	AMVEST may collect drill cuttings from new wells and shall run electric logs to include at a minimum (unless it is determined that well instability dictates otherwise): (1) resistivity—self potential—gamma ray log, (2) compensated neutron-density survey, and (3) caliper survey. Unless AMVEST determines that hole conditions are too hazardous, the Osage may run special surveys or open-hole tests on intervals other than AMVEST’s targeted zones if it so elects, for which it shall pay all standby and other costs incurred by AMVEST while the Osage runs such surveys or conducts such test including, but not limited to, the cost of rig time, all other associated costs and all costs of the survey and tests. The Osage shall complete its operations described above within 24 hours. The Osage, at its sole cost and expense, shall always have access to the derrick floor through its representative as this privilege is commonly understood in the petroleum industry to include, but not restricted to drilling depth, cutting samples, drilling time, drill stem tests, and all types of logging operations.

(b)	The Osage shall be allowed to run any special through-the-pipe electrical, radioactive or other types of surveys it may desire for its own use in re-entry well candidates by paying for standby costs, rig time and cost of the surveys, and shall not unreasonably extend that time.

(c)	Whenever AMVEST elects to plug and abandon a newly-drilled well or a re-entry attempt, the Osage may exercise its right to take over said borehole and to conduct whatever operations it desires including, but not restricted to, drill stem tests, running production casing and cementing, perforating, treating, and production testing potential oil and gas zones, or drilling the well deeper. The Osage then may turn the hole back to AMVEST for plugging and abandonment. Except, if the Osage’s operations have added to the cost of plugging the well, then the Osage shall be liable for such incremental costs of plugging and abandonment. In any event, the Osage must turn the well back to AMVEST for plugging and abandonment within 90 days, after which time the Osage shall assume the complete liability for plugging, abandonment and site reclamation.

(d)

If AMVEST, in the course of drilling a well, should discover “Non-Leased Zones” (i.e., zones other than those of Coalbed Methane, oil or gas producing zones that AMVEST has leased (“Leased Zones”), that appear productive of oil or gas, or if the Osage in exercising its right of access to well information or in entering the hole with its own logging and testing examinations as described in Sections 10(a) and 10(b), and if such examinations should indicate that production casing should be run and a completion attempt made by the Osage on these Non-Leased Zones, and if AMVEST intends to run casing to make production tests on the Leased Zones, then the Osage and AMVEST may share the cost of running the production casing, including rig time and all the costs attendant to running and cementing casing, plus any additional costs of cementing that protecting the Osage’s Non-Leased Zones of interest requires. Then the Osage shall be permitted for a period not to exceed 5 days to perforate and run production tests on its Non-Leased Zones. The Osage shall not engage in any testing procedure that should plug off, or create a hazard to a successful completion by AMVEST in a Leased Zone, or the Osage’s Non-Leased Zones of interest, following the Osage’s activity. The Osage shall incur all the expense and liability for its testing operation and shall return the hole free and clear of any obstruction or hazard with all perforations isolated or squeezed to AMVEST’s satisfaction prior to AMVEST’s attempted completion of Leased Zones. The Osage and AMVEST may reach a mutual agreement whereby AMVEST conducts the testing operation on the Non-Leased Zones and continues with the production operations thereof on a basis of a sharing arrangement on any oil or gas production ensuing thereof from the Non-Leased Zones reserved by the Osage by virtue of an agreement reached outside the purview of this Agreement.

(e)	In conducting its own tests and operations in wells or Non-Leased Zones, the Osage shall not conduct any operations that disrupt or interfere with the normal operations of AMVEST in exploring for and exploiting the Leased Zones’ reservoirs.

(f)	The Parties acknowledge that AMVEST may elect, on a Lease-by-Lease basis, whether it desires to lease the Coalbed Methane only or the Coalbed Methane, oil and/or gas and that the zones included within the Lease(s) are referred to as the “Leased Zones,” as set forth above. It is the intent that only the rights in and to the Leased Zones are conveyed to AMVEST, and that the Osage reserves all other Non-Leased Zones in the well, both penetrated and not penetrated. The Osage may proceed to drill, or cause to be drilled, to and through any Non-Leased Zones, and may produce oil and gas from any and all Non-Leased Zones so long as it does not interfere with or attempt to produce from a Leased Zone on the Licensed Acreage.

(g)	The Parties hereto recognize that some of the exercises of the options provided in this Section 10 may require BIA approval for the Osage to exercise such options under the provisions of the Indian Minerals Development Act.

11.	Requirements for AMVEST’s Extension of this Agreement to Subsequent Phases

(a)	As of the Effective Date, the Parties acknowledge and agree that AMVEST has previously drilled an equivalent of 224 production wells. AMVEST’s requirements to extend this Agreement to a subsequent phase shall be as follows: (i) during the four-year term of Phase I commencing on January 1, 2005 and ending on December 31, 2008, AMVEST shall have drilled and completed into a Leased Zone not less than a cumulative of four hundred twenty (420) production wells; (ii) during the four-year term of Phase II, commencing on January 1, 2009 and ending on December 31, 2012, AMVEST shall have drilled and completed into a Leased Zone not less than a cumulative of six hundred twenty (620) production wells; (iii) during the four-year term of Phase III, commencing on January 1, 2013 and ending on December 31, 2016, AMVEST shall have drilled and completed into a Leased Zone not less than a cumulative of eight hundred twenty (820) production wells; and (iv) during the four-year term of Phase IV, commencing on January 1, 2017 and ending on December 31, 2020, AMVEST shall have drilled and completed into a Leased Zone not less than one thousand twenty (1,020) production wells. Therefore, if AMVEST, at its election, proceeds with all of Phases I through IV, AMVEST will have drilled a total of not less than one thousand twenty (1,020) production wells (including the 224 wells drilled prior to the Effective Date).

(b)	With respect to the drilling requirements to extend this Agreement to a subsequent phase as set forth in Section 11(a) above, the 224 production wells drilled by AMVEST prior to the Effective Date shall be included in the cumulative total, and any production wells drilled and completed by AMVEST in excess of the minimum numbers specified above shall be credited toward the drilling obligations for the following phase (or phases). Nothing herein contained shall prohibit AMVEST from drilling and completing more production wells within the Licensed Acreage than are required by the above provisions during any phase, and any excess production wells drilled and completed shall be carried forward and applied to the minimum drilling and/or completion requirements of each subsequent phase.

(c)

With respect to the drilling requirements to extend this Agreement to a subsequent phase as set forth in Section 11(a) above, (i) the drilling of two (2) dry holes by AMVEST shall be deemed to be equivalent to the drilling and completion of one “production well,” (ii) the recompletion of one (1) existing wellbore by AMVEST shall be deemed to be equivalent to the drilling and completion of one “production well,” (iii) the drilling of a salt water disposal well after the Effective Date (including the re-entry of an existing well for conversion to a salt water disposal well) shall be deemed to be equivalent to the drilling and completion of one “production well,” and (iv) the drilling and completion of a Horizontal Well by AMVEST shall be deemed to be equivalent to the drilling and completion of two (2) “production wells.” For each Horizontal Well, AMVEST shall attempt to achieve a target length for the lateral as deemed by AMVEST to be appropriate for the formation being drilled into; provided, however, due to the inherent risks and costs associated with directional drilling and jetting, AMVEST shall receive the two (2) production well credit for each Horizontal Well attempted, regardless of its length and degree to which the lateral is contained within the pay formation, as long as AMVEST has used reasonable efforts to install such Horizontal Well.

(d)	If the drilling requirements as set forth in Section 11(a) above are not satisfied during any particular phase, AMVEST shall have the option, at its discretion, to make a payment to the Osage equal to the number of production wells required to be drilled and completed which AMVEST failed to drill and complete, multiplied by $50,000 per well. In the event AMVEST makes said payment within 30 days after the expiration of the applicable phase, AMVEST shall be deemed to have complied with the drilling requirements for the applicable phase and this Agreement shall therefore extend to the next successive phase.

(e)	Notwithstanding the above, AMVEST may elect during any phase not to drill and complete any additional production wells, and the Osage’s sole remedy shall be the termination of this Agreement at the expiration of the then-current phase if AMVEST has failed to drill and complete the number of production wells necessary to extend this Agreement to the subsequent phase. Such termination will not affect any Leases selected and taken by AMVEST, pursuant to Section 9, prior to the date of such termination.

(f)	Notwithstanding anything to the contrary contained in this Section 11 or otherwise in this Agreement, provided that AMVEST has satisfied the drilling (including casing) requirements hereunder, the Osage and AMVEST agree that AMVEST may defer completion of the drilled and cased wells (for up to 270 days) until gas and/or water gathering systems and associated facilities have been installed to said wells. AMVEST shall use its best efforts to proceed prudently and expediently with the installation of said gas and/or water gathering systems and associated facilities. Notwithstanding the deferral of completions of said wells, such wells shall nevertheless count toward the number of wells required in Section 11, and such deferral of completions shall not be a default of the drilling and completion requirements set forth herein.

Provided, however, in the event the completion of a well(s) does not occur within 270 days from the date the production casing in said well was cemented in place (“Completion Period”), the Osage and AMVEST agree: (i) the following year’s drilling and completion requirements shall be increased by one (1) well for every two (2) wells not completed within the Completion Period (i.e., each well not completed within the Completion Period would increase the following year’s drilling and completion requirements by one-half well), and (ii) AMVEST shall nevertheless be deemed to have satisfied the applicable year’s drilling and completion requirements, notwithstanding anything to the contrary contained in this Agreement. When AMVEST subsequently completes the well(s) not previously completed within the Completion Period, said well(s) will not apply to the then-current year’s drilling and completion requirements.

(g)

Notwithstanding anything to the contrary contained herein, in the event circumstances or events occur which adversely impact the drilling and production economics of the exploration and development program contemplated herein including, without limitation: (i) unfavorable gas prices, (ii) inability to reasonably obtain surface access agreements for wells, pipelines or facilities, (iii) inability to readily gather and transport gas to reasonable markets, and/or (iv) unfavorable production results, the Osage and AMVEST shall negotiate, in good faith, a deferral of drilling requirements hereunder. In the event of a disagreement between the Parties concerning the circumstances or events that adversely impact economics and/or the deferral of drilling requirements, the Parties agree to submit such disagreement to an independent third party acceptable to the Osage and AMVEST for resolution of such disagreement.

12.	Use of Wellbores and Plugging Actions

(a)	AMVEST shall have first and exclusive option to utilize all currently available wellbores on the Licensed Acreage not under an existing oil, gas or oil and gas lease, and also all those that may become available to the Osage on any Licensed Acreage so that AMVEST may either recomplete as a Coalbed Methane, oil or gas well or convert into a salt water disposal well, subject to applicable federal regulations and surface rights; provided, however, AMVEST must have an approved Lease on such tracts to exercise this option to recomplete as a Coalbed Methane, oil or gas well. Selection of tracts for reentry candidates shall not conflict with existing wellbores belonging to a current oil, or gas, or oil and gas lease owner or operator. Wellbores that exist, or have existed as salt water disposal wells, and are not part of the ownership of an existing lessee’s leasehold, shall also be available to AMVEST on any Lease it acquires except those maintained through an easement or other contract or arrangement from the Osage by another lessee. The usual permitting process of the BIA for utilization of an existing and abandoned wellbore or drilling a salt water disposal well for disposal of produced water into an approved zone shall be available to AMVEST.

(b)	AMVEST shall only be obligated to plug and abandon re-entry wells it actually re-enters to test, make a completion attempt, or completes, or utilizes for salt water disposal. AMVEST shall incur no obligation, under the provisions of this Agreement, to plug any wellbore which it does not re-enter that already existed when granted a new Lease under this Agreement. Wells drilled by AMVEST that are unsuccessful shall follow normal Tribal and BIA plugging requirements. AMVEST shall have no liability, environmental or otherwise, for any wellbores (and associated locations) which AMVEST does not test, re-enter or utilize.

(c)	AMVEST shall have the right, pursuant to applicable federal regulations, and subject to all previously existing leasehold and surface rights and ownership interests of third parties, to use all tubular or down hole equipment located within the casing set in the wellbores it re-enters on any Lease it acquires within the Licensed Acreage, except AMVEST shall, subject to BIA approval, pay salvage value less cost of removal thereof, if it retains such equipment after a completion attempt.

(d)	Subject to applicable regulations, AMVEST shall have the right to inject fluids into any available formation or zone for reservoir pressure maintenance or salt water disposal. AMVEST shall have the right to use available salt water injection wells or convert abandoned boreholes into injection wells on unleased acreage, without having to take a Lease, by paying the Osage a fee of: (i) Two Thousand Dollars ($2,000) for each wellbore or well used thereof during the first ten (10) years, and (ii) Three Hundred Fifty Dollars ($350) per year for each wellbore or well used thereof for each of the following years. AMVEST shall have the exclusive right to use all injection wells acquired or developed pursuant to this Section. All of the above provisions are pursuant to requirements and limitations of 25 CFR Part 226 and further pursuant to the approval of the Superintendent, BIA.

(e)	AMVEST may be subject to certain time limitations which could financially penalize AMVEST severely and likewise injure the financial interests of the Osage headright owners if AMVEST is unable to comply with those limitations because of approval processing delays. The Principal Chief, or his authorized representatives, shall use their best efforts to expedite the issuance of approvals, leases and permits as soon as possible following requests by AMVEST. Following any such written request, if not met within seven (7) business days following such request, and if the delay in excess of the seven (7) day period is not attributable to AMVEST, the term of the applicable phase shall be extended by an appropriate period of time. Approval by the Council is required to grant such an extension.

(f)	Notwithstanding anything contained herein to the contrary, AMVEST shall have no obligation or liability for any environmental liability for acts or omissions of others, except as may otherwise be provided by federal statutes or regulations. AMVEST shall only be charged for environmental liabilities attributable to its acts and omissions or the acts or omissions of its agents from and after the Effective Date. The Osage shall use its best efforts to cause the BIA to compel any party who is responsible for the cleanup of any spill, discharge, or any other act or omission by said party, or any other party in the chain of title, which violates any environmental or other law, rule or regulation to clean up or otherwise address such matters, as required by such law, rule or regulation.

13.	Transport of Tribal Gas. The Osage shall have a most Favored Nation status in transporting gas in the pipeline system, through which AMVEST either owns outright or a partial interest therein or owns an access right thereof, subject to approval of other pipeline system owners, that may be developed by Tribal effort on the oil and gas leasehold in addition to the royalty rights reserved to the Osage under this Agreement and the Leases. Such status shall be subject to any interruption of transportation requirements for transporting and/or selling gas produced by AMVEST, or Affiliates of AMVEST, and shall be subject to AMVEST’s marketing agreement sources’ ingress. In the event a pipeline capacity limitation occurs, the 0 sage volume of gas to be transported shall be limited and in proportion to the then-current gas volume being transported by AMVEST and/or third parties in said pipeline system. The determination of the most Favored Nations rates to be provided to the Osage shall be made with reference only to AMVEST’s pipeline and gathering activities in Osage County.

14.	Additional Commitments by the Osage

(a)	Technical Due Diligence. At all times during the term of this Agreement, the Osage shall cooperate fully with AMVEST in any technical due diligence, including providing to AMVEST, upon request, access to geological, geophysical and interpretive data owned by or in the possession of the Osage or the BIA and copies for use by AMVEST of digital well history databases and other available digital geological and geophysical databases, if any, subject, however, to applicable limitation of other agreements or of law or regulations such as the Freedom of Information Act. The cost of reproductions shall be borne by AMVEST. The Osage will use its best efforts to assure the BIA will also satisfy AMVEST’s needs.

(b)	Leasing by the Osage. The Osage shall not permit any party other than AMVEST to enter into Coalbed Methane Leases on any of the Available Acreage or the Excluded Acreage which comprise the Area of Interest during the term hereof unless AMVEST has notified the Osage in writing that it has no intention to lease specific quarter sections comprising the Area of Interest. If AMVEST has elected to enter into a Coalbed Methane-only Lease with regard to a quarter-section of the Licensed Acreage, the Osage may grant an oil and/or gas lease on such quarter-section to a third party; provided, however, such lease shall include appropriate language excluding and exempting Coalbed Methane from such lease. Notwithstanding the above, if AMVEST has drilled, or is in the process of drilling, a Coalbed Methane well on a tract for which the oil and/or gas is presently unleased, AMVEST shall have the exclusive right for a period of 90 days after AMVEST’s well has reached total depth to enter into an oil and/or gas Lease with the Osage for such tract, pursuant to Section 9(a). The Osage will use its best efforts to assure that the BIA also complies with the provisions of this Section 14.

(c)

Development Operations. The Parties acknowledge that obtaining access to surface sites for wells, pipelines and facilities is becoming more costly and increasingly difficult on the Osage Mineral Estate. Therefore, the Osage will assist AMVEST and shall exercise and use its best efforts to cause the BIA to exercise all authority provided by law and regulations, including without limitation 25 C.F.R. Part 226, to continue to assist AMVEST in gaining surface access for purposes of developing, producing, gathering and marketing Coalbed Methane, gas and oil resources from the Osage Mineral Estate. AMVEST shall bear all expenses associated with such entries and shall pay all damages rightfully claimed by the surface owners under applicable state or federal law or regulation. AMVEST shall bear the sole responsibility, at its sole expense, to pursue court actions that may be required to obtain lawful entry to the surface for AMVEST’s operations; provided, however, the Osage shall, at its sole expense, provide reasonable support and assistance to AMVEST. In the event that any land chosen by AMVEST for development operations is land held in trust by the United States for an individual Indian, or is Indian land from which the restriction against alienation has not been removed, the United States, in its sole discretion and in the exercise of its trust responsibility to members of the Osage, may impose such conditions upon surface use as are necessary to comply with the United States’ trust responsibility.

15.	Insurance. AMVEST shall maintain at all times during the term of this Agreement a public liability insurance policy, reasonably acceptable to the Osage and the BIA, with liability payment limits of not less than One Million Dollars ($1,000,000).

16.	Indemnification. AMVEST hereby agrees to indemnify and hold harmless the Osage and BIA against any liabilities, damages or losses including, without limitation, any cost, expenses, attorneys’ fees or other fees, as a result of operations arising from the performance of this Agreement and caused by acts or omissions of AMVEST, its employees, agents or independent contractors, except claims arising from the acts or omissions of the Osage and/or BIA. In the case of joint and/or concurrent liability, AMVEST’s obligation to indemnify hereunder shall exist only with respect to that portion of damage caused by acts or omissions of AMVEST, its employees, agents or independent contractors.

17.	Disputes. The Parties shall attempt to settle any dispute arising from this Agreement by negotiation between the Parties or their representatives. In the event that a dispute should arise which cannot be so settled, the Parties agree that either may sue or be sued in the Federal District Court for the Northern District of Oklahoma and appropriate federal appellate courts having jurisdiction over such a lawsuit. If, and only if, the federal courts decline jurisdiction, then the Parties agree to submit such dispute to the Osage Nation Tribal Court as provided in 25 C.F.R. Part 11, and AMVEST and the Osage hereby agree and stipulate to the jurisdiction of said court, with all rights of appeal to the appropriate federal appellate courts which shall have jurisdiction thereof. Provided, however, that the provisions of this Section 17 are subject in all respects to the limitations on the Osage’s waiver of sovereign immunity as set forth in Section 24 of this Agreement. This Agreement shall be governed by the laws of the United States of America, and where such laws are nonexistent or inapplicable, the body of law mandated to be used by federal law.

18.	Right of First Refusal to Purchase Gas. The Osage will have a continuing right of first refusal (“Right of First Refusal”) to purchase from AMVEST or its Affiliates all of the then-uncommitted gas produced by AMVEST from lands covered by the Leases derived from this Agreement at a price which is at least equal to the gross proceeds received (or to be received) by AMVEST or its Affiliates from the first non-related third-party purchaser in a bona fide, arm’s length transaction. In all events, AMVEST and/or its Affiliates shall have the freedom to pursue the highest price it can obtain for its gas and specify the term over which to sell its gas.

To activate the provisions of this Section 18, the Osage must first provide AMVEST or its Affiliate with written notice that it desires to consider purchasing gas sold by AMVEST or its Affiliate. Once so notified by the Osage, AMVEST or its Affiliate shall work with the Osage, in good faith, to establish procedures so that the Osage can purchase AMVEST’s or its Affiliate’s gas, subject to the Right of First Refusal on the same price(s), terms and provisions as AMVEST or its Affiliate could otherwise sell its gas. The Parties shall work together, in good faith, to develop marketing and decision making procedures with the Osage, or its designee, which will ensure that AMVEST’s, or its Affiliate’s, ability to timely and efficiently market its gas will not be compromised or reduced through the Osage’s exercise of the Right of First Refusal. The Parties acknowledge and agree that they must consider and adequately address, to the Parties’ satisfaction, the volatility of gas markets and the requirement to sometimes make decisions on a minute-by-minute basis. While providing the Osage the Right of First Refusal, the final procedures must be reasonable from an administrative perspective and, in all events, the final procedures must ensure that AMVEST or its Affiliate will receive the same price(s) and terms for its gas that AMVEST or its Affiliate would have otherwise received from the first non-related third-party purchaser in a bona fide, arm’s length transaction had the Right of First Refusal not been exercised. The Osage’s exercise of its Right of First Refusal shall in all respects be subject to AMVEST’s then-existing obligations and commitments to sell gas (of whatsoever duration) at the time the Osage is considering its exercise of the Right of First Refusal to purchase gas.

19.	Assignment. This Agreement, or parts thereof, may be assigned to third parties by AMVEST only with the prior written approval of the Osage and the BIA and upon such terms that the Osage may, in its sole discretion, elect to require. The approvals will not be unreasonably withheld. Provided, however, AMVEST may assign this Agreement or a part hereof, to its Affiliate including, but not limited to, Northeast Shelf Energy, L.L.C., without first obtaining the written approval of the Osage or the BIA.

20.	Voluntary Termination or Agreement. This Agreement may be terminated upon the mutual written consent of AMVEST and the Osage.

21.	Termination Due to Material Breach. In addition to pursuing other available remedies, either AMVEST or the Osage may terminate this Agreement, following the provisions for notice of cure required in Section 22 below, if the other Party commits, or allows to be committed, any Material Breach of this Agreement. In the event there is a dispute between the Parties over whether a particular action or failure to act constitutes a Material Breach of this Agreement which cannot be resolved amicably by the Parties, then the Parties shall resolve such a dispute pursuant to the terms and conditions of Section 17 above, and there shall be no termination of this Agreement pending the outcome of such litigation or any appeal thereof, unless such a termination is pursuant to court order.

22.	Notice Prior to Termination for Material Breach. Neither AMVEST nor the Osage may terminate this Agreement on the grounds of a Material Breach unless (i) written notice is provided by the nondefaulting Party to the alleged defaulting Party identifying the nature of the Material Breach and its intention to terminate the Agreement, and (ii) the defaulting Party fails to cure or take steps which substantially cures such Material Breach within thirty (30) days after receipt of such notice. Discontinuance or correction of the Material Breach within such thirty (30) day notice period shall constitute a cure thereof.

23.	Notice. To be effective, all notices, consents, agreements or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been given hereunder (i) if delivered by hand, when the notifying Party delivers such notice or communication to all other Parties to this Agreement, (ii) if delivered by telecopier or overnight delivery service, on the first business day following the date such notice or other communication is transmitted by telecopier or timely delivered to the overnight courier, or (iii) if such notice or other communication is deposited in the U.S. Mail by certified or registered mail addressed to the other Party. Notices hereunder shall be directed as follows, unless written notice of a change of address or telecopier number has been given in writing in accordance with this Section:

If to the Osage:	Osage Tribal Council
Osage Nation of Indians
Tribal Administration Building
P.O. Box 779
Pawhuska, OK 74056
Attn: Jim Roan Gray, Principal Chief
Telecopier No. (918) 287-2257

With a copy to:	Osage Agency
Bureau of Indian Affairs
P.O. Box 1539
Pawhuska, OK 74056
Attn: Superintendent
Telecopier No. (918) 287-4320

If to AMVEST:	AMVEST Osage, Inc.
PO Box 970
Skiatook, OK 74070
Attn: Paul Bruce, President
Telecopier No. (918) 396-0867

With copies to:	AMVEST Osage, Inc.
One Boar’s Head Pointe
Charlottesville, VA 22905
Attn: Bruce Sakashita, Director
Telecopier No. (434) 295-3203
and
AMVEST Mineral Services, Inc.
415 Broad Street, Suite 500
Kingsport, TN 37660
Attn: Bruce E. Gibson, Esq.
Telecopier No. (423) 378-6271

24.	Tribal Exhaustion/Sovereign Immunity. It is expressly understood by the Parties that the Osage do not waive any immunity from suit except as provided in this Section 24. To the extent allowable under federal law, the Osage and AMVEST hereby expressly waive any right to proceed before, or to require the other to proceed before, any tribal court or authority, and agree that any action with regard to a controversy, disagreement or dispute between the Parties hereto arising under this Agreement or to review any action taken by the Osage or AMVEST under this Agreement, or seeking an interpretation of this Agreement, shall be brought before the appropriate court as set forth in Section 17 above. The Osage hereby waives any right, which it may possess to require AMVEST to exhaust tribal remedies prior to bringing an action as set forth in Section 17 above. The Osage hereby expressly waives the sovereign immunity of the Osage from suit and consents to suits on a limited basis only as provided hereafter (and on no other basis), and agrees that the Osage, and its officers and agents, shall not raise sovereign immunity as a defense to the following: (i) actions brought by AMVEST to obtain declaratory, specific performance or injunctive relief (which shall in no event include monetary damages and consents to suits, attorney fees, costs or payment of any kind whatsoever from the Osage) to enforce the provisions of this Agreement; and/or (ii) actions brought by AMVEST pursuant to the terms of any gas purchase agreement entered into between the Parties pursuant to the provisions of Section 18 of this Agreement.

Nothing contained in this Agreement shall be construed as waiving sovereign immunity in any suit brought by AMVEST for payment of damages or any other type of money judgment from lands or funds held in trust for the Osage by the United States. No Party shall be required to pay the other Party’s costs or attorneys’ fees in any lawsuit brought by the other Party. Nothing herein contained authorizes a lawsuit of any kind by any party other than the Osage or AMVEST or its Affiliates including, without limitation, Northeast Shelf Energy, LLC. The entirety of this Section 24 shall apply to the Parties’ successors and assigns.

25.	Tribal Authorization. The Osage represents and warrants that: (i) this Agreement has been duly and validly authorized, executed and delivered by and on behalf of the Osage (whether the Osage is now or hereafter denominated as the “Osage Tribe of Indians,” the “Osage Tribe of Indians of Oklahoma,” the “Osage Nation” or by any other name), (ii) the Osage Tribal Council, acting by and through Jim Roan Gray, Principal Chief, has full power and authority to bind the Osage (regardless of the name by which the Osage is now or hereafter denominated) with respect to the subject matter of this Agreement and all of the terms and provisions hereof including, without limitation, the term of this Agreement; and (iii) this Agreement constitutes the valid, binding, and enforceable agreement of the Osage, regardless of the name by which the Osage is now or hereafter denominated.

26.	Taxation. The Osage covenants and agrees that it will not impose upon AMVEST any severance tax or other tax which is not a tax of general application to every lease and to all oil and gas lessees, operators or producers doing business or operating in Osage County. Should the Council enact such a tax, it shall apply uniformly to all leases, oil and gas lessees, operators and producers, and may not be directed solely to the Leases or production of AMVEST or its assignees.

27.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties, and their successors and assigns, heirs and personal representatives.

28.	Parties in Interest. Nothing in this Agreement shall entitle any party other than the Osage, AMVEST, or the United States, in the exercise of its trust responsibility to the Osage, and their respective successors and assigns, to any claim, cause of action, remedy or right of any kind.

29.	Waiver. No waiver of any term, provision, or condition of this Agreement shall be effective unless in writing, signed by the Party against which such waiver is sought to be enforced, and no such waiver shall be deemed to be or construed as a further or continuing waiver of any such term, provision, or condition, or as a waiver of any other term, provision, or condition of this Agreement, unless specifically so stated in such written waiver.

30.	Severability. Should a court of competent jurisdiction finally determine or declare any term, condition, covenant or provision of this Agreement to be null, void, or of no legal force, effect or consequence, in whole or in part, by final judgment or decree, such decree or judgment shall not vitiate, defeat or impair the due enforceability of any remaining terms, conditions, covenants or provisions not so held, which shall remain in full force and effect.

31.	Force Majeure. Neither the Osage nor AMVEST shall be considered in default or in breach of any terms or conditions of this Agreement in the event performance of one or both of such Party’s obligations hereunder is delayed because of an unforeseeable cause beyond the Party’s control and without the Party’s fault and/or negligence; including, but not limited to, acts of God, earthquakes, weather, war, riots, acts of public enemy, acts of the federal government, acts of the state government, acts of another party, legal actions, fines, floods, epidemics, strikes, acts of surface owners, lack of third-party gas transportation and/or marketing capacity, or for delays in a shortage of any equipment, contractors, processors or suppliers, which are not due to any neglect or delay caused, or partially caused, by the acts or omissions of AMVEST. In the event of any such delay, an appropriate time extension shall be granted for such delay upon written notice from the Party seeking the extension to the other Party.

32.	Amendment. No amendment, modification, or waiver of any term, condition, covenant or provision hereof shall be valid or legally binding and effective as such unless it is first reduced to writing, dated and signed by the Party sought to be charged thereby, and approved by the BIA, except as may otherwise be provided in specific instances in other parts of this Agreement.

33.	Relationship. It is the intention of the Parties that no partnership or agency relationship shall arise in fact or by implication between the Parties by reason of this Agreement.

34.	Bonding and Regulatory Issues. AMVEST shall comply with all applicable bonding and regulatory requirements with respect to its operations under this Agreement.

35.	Termination of the AMVEST Agreement. As of the date of execution of this Agreement, the 0 sage and AMVEST hereby specifically agree to terminate, as of the Effective Date, the AMVEST Agreement which refers to that certain Amended and Restated Exploration and Development Agreement dated October 29, 2001, between the Osage and AMVEST, and said AMVEST Agreement shall have no further force and effect.

SO AGREED this 1st day of August, 2005.

AMVEST OSAGE, INC.

By:

Its:

THE OSAGE NATION

By:

Its:

BIA APPROVAL

To be attached.

Exhibit "A-1"
Attached to and Made a Part of that
Exploration and Development Agreement
Dated July 25, 2005

Township 21 North, Range 7 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
					1	NE	NW	SW	SE
					2	NE	NW	SW	SE
					3	NE	NW	SW	SE
					4	NE	NW	SW	SE
					5	NE(ptn)	SE(ptn)		
					8	NE(ptn)	SE(ptn)		
					9	NE	NW	SW(ptn)	SE
					10	NE	NW	SW	SE
					11	NW	SW	SE	
					12	NE(ptn)	NW	SW	SE(ptn)
					13	NW(ptn)			
					14	NE(ptn)	NW(ptn)		
					15	NE(ptn)	NW(ptn)		
					16	NE(ptn)			

Township 22 North, Range 7 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
					1	NW	SW		
					2	NE	NW	SW	
					11	SW(ptn)			
					12	NE	SE		
					13	NW	SW	SE	
					14	NE(ptn)	SE(ptn)		
					23	NE(ptn)	SE(ptn)		
					24	NE	NW	SW	SE
					25	NE	NW	SE	
					26	NE	NW(ptn)	SW	SE
					27	NE(ptn)	SW(ptn)	SE(ptn)	
					28	SE(ptn)			
					33	NE	NW(ptn)	SE	
					34	NE	NW	SW	SE
					35	NE	NW	SW	SE
					36	NE	NW	SW	SE

Page 1 of 17

Township 21 North, Range 8 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	NW	SW	SE	4	NE			
2	NE	NW	SW	SE	10	SW(ptn)			
3	NE	NW	SW	SE	15	NW(ptn)	SW(ptn)	SE(ptn)	
10	NE	NW(ptn)	SE		22	NE(ptn)	SE(ptn)		
11	NE	NW	SW	SE	23	NE	NW	SW(ptn)	SE(ptn)
12	NE	NW	SW	SE	24	NW	SW	SE	
13	NE	NW	SW		25	NE(ptn)			
14	NE	NW	SW	SE					
15	NE								
24	NE								

Township 22 North, Range 8 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
28	NE	NW	SW		1	NW	SW	SE	
29	NW	SW	SE		2	NE	SW	SE	
30	NE	NW	SW		3	NE	NW	SW	SE
31	NE	NW			4	NE	NW	SW	SE
32	NE	NW			5	NE	NW	SW	SE
33	NW	SW			6	NE	NW	SW	SE
34	NW	SE			7	NW	SW		
35	NE	NW	SW	SE	8	NE	SE		
36	NE	NW	SW		9	NE	NW	SW	SE
					10	NE	SW	SE	
					11	NE	NW	SW	SE
					12	NE	SW	SE	
					13	NW	SW	SE	
					14	NE	NW	SW	SE
					15	SW	SE		
					16	NE	NW	SW	SE
					17	SW	SE		
					18	SW			
					19	NE	SW	SE	
					20	NE	NW	SW	SE
					21	NE	NW	SW	SE
					22	NE	NW	SW	SE
					23	NE	NW	SW	SE
					24	NE	NW	SW	SE
					25	NE	NW	SW	SE
					26	NE	NW	SW	SE
					27	NE	NW	SW	SE

Page 2 of 17

Township 23 North, Range 8 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
					1	NW	SW		
					2	NE	NW	SW	SE
					3	NE	NW	SW	SE
					6	NE	SE		
					7	NE	SE		
					10	NW	SE		
					11	NE	NW	SW	SE
					12	NE			
					14	NW	SW		
					15	NE	NW	SW	SE
					16	SW	SE		
					17	NE(ptn)	NW	SW	SE
					18	NE	SW	SE	
					19	NW			
					21	NE	SW	SE	
					22	NE	NW	SW	SE
					23	NW	SW	SE	
					24	NE	SW	SE	
					25	NE	NW	SW	SE
					26	SW	NE		
					27	NE	NW	SW	SE
					28	NE	NW	SW	SE
					29	SE			
					30	NE	SE		
					31	NE	SE		
					32	NE	NW	SW	SE
					33	SW			
					34	NE	SE		
					35	NW	SE		
					36	NE	NW	SW	SE

Township 24 North, Range 8 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	SW			1	SE			
2	NE	SE			2	NW	SW		
8	SE				3	NE	NW	SW	SE
9	SW	SE			4	NE	NW	SW	SE
10	NE	NW	SW	SE	5	NE	NW	SW	SE
11	NE				6	NW	SW		
12	NE				7	NW	SW		
					9	NE	NW		
					11	NW	SW		
					12	SW			

Page 3 of 17

Township 24 North, Range 8 East (Cont'd)

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
13	SW			
14	SW	SE		
15	NW			
16	NE	NW		
17	NE	NW	SW	SE
19	NE	SW	SE	
20	NE	NW	SW	
22	NE	SE		
23	NE	NW	SW	SE
24	NW	SW		
25	NW			
26	NE	NW		
27	NE			

Available Acreage

Section No.	¼	¼	¼	¼
13	NE	NW	SE	
15	NE	SW	SE	
18	NE	NW	SW	SE
19	NW			
20	SE			
21	NE	NW	SW	SE
22	NW			
24	NE	SE		
25	NE	SW	SE	
26	SW	SE		
27	NW	SW	SE	
28	NE	NW	SW	SE
29	NE	NW	SW	SE
30	NE	NW	SW	SE
31	NE	NW	SW	SE
32	NW	SW		
33	NW	SW		
34	NE	SW	SE	
35	NE	NW	SW	SE
36	NE	NW	SW	SE

Township 20 North, Range 9 East

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
1	NW			
2	NE	NW		
3	NE	NW		

Available Acreage

Section No.	¼	¼	¼	¼
1	NE	SW	SE	
2	SW	SE		
3	SW	SE		
4	NE	NW(ptn)	SW(ptn)	SE(ptn)
10	NE(ptn)	NW(ptn)		
11	NE(ptn)	NW(ptn)		
12	NE(ptn)	NW(ptn)		

Township 21 North, Range 9 East

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
1	NE	NW	SW	SE
3	NE	NW	SW	
4	NE	SE		
6	NW	SW	SE	
7	NE	NW	SW	SE

Available Acreage

Section No.	¼	¼	¼	¼
2	NE	NW	SE	
5	NW	SW	SE	
6	NE			
8	NE	SE		
9	SE			

Page 4 of 17

Township 21 North, Range 9 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
8	NW	SW			10	NE	NW	SW	SE
9	NW				11	NW	SW		
11	NE	SE			14	NW			
12	NE	NW	SW	SE	15	NE	SE		
13	NE	NW	SW	SE	19	SE			
14	NE	SW	SE		28	NE	NW	SW	
15	NW	SW			29	NE	NW	SW	SE
16	NE	NW	SW	SE	30	NE	NW	SW	SE
17	NE	NW	SW	SE	31	NE(ptn)			
18	NE	NW	SW	SE	32	NE	NW	SW(ptn)	SE(ptn)
19	NE	NW			33	NE	NW	SW	SE
20	NE	NW	SW	SE	34	NE	NW	SW	SE
21	NE	NW	SW	SE	35	NW			
22	NE	NW	SW	SE					
23	NE	NW	SW	SE					
24	NW	SW							
25	NE	NW	SW	SE					
26	NE	NW	SW	SE					
27	NE	NW	SW	SE					
35	NE	SW	SE						
36	NE	NW	SW	SE					

Township 22 North, Range 9 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	NW			4	NW	SW		
2	SW	SE			5	NE	NW	SW	SE
3	NE	NW	SW	SE	6	NW	SW		
4	NE	SE			8	NE			
7	NE	NW	SE		9	NE	NW	SW	SE
11	NE	NW	SW	SE	10	NE	NW	SW	SE
12	NE	NW	SW	SE	15	NE	NW	NW	
13	NE	NW	SW	SE	16	NE	NW	SW	SE
14	NE	NW	SW		21	NE	NW		
15	SE				22	NW	SW		
17	NE	NW	SW	SE	25	SW	SE		
18	NE	NW	SW	SE	27	NW			
19	NE	NW	SW	SE	28	NE	NW	SW	SE
20	NE	NW	SW	SE	30	NE	NW	SW	SE
21	SW	SE			31	NW	SW		
22	NE	SE			32	NE			

Page 5 of 17

Township 22 North, Range 9 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
23	NE	NW	SW	SE	33	NE	NW	SW	
24	NE	NW	SW	SE	34	NE	NW	SW	SE
25	NE	NW			35	NE	NW	SW	SE
26	NE	NW	SW	SE	36	NE	NW	SW	
27	NE	SW	SE						
29	NE	NW	SW	SE					
36	SE								

Township 23 North, Range 9 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
7	SE				2	SW	SE		
8	SW				3	NW	SW	SE	
17	NE	NW	SW		4	NE	NW	SW	SE
18	NE	SW	SE		5	NE	NW	SW	SE
19	NE	NW			6	NE	NW	SE	
20	NW	SW	SE		7	NW	SW		
23	NE	SW	SE		8	NE	NW	SE	
24	NE	NW	SW	SE	9	NE	NW	SW	SE
25	NE	NW	SW	SE	10	NE	NW	SW	SE
26	NE	SW	SE		11	NE	NW	SE	
27	NE				12	SW	SE		
29	NW				13	NW	SW	SE	
30	NE	SW	SE		14	NE	NW	SE	
31	NE	NW	SW	SE	15	NE	SE		
34	NE	NW	SW	SE	21	SW	SE		
35	NW	SW			22	NE	NW	SW	SE
36	NE	NW			23	NW			
					28	NW			
					29	NE			
					32	NE	NW	SW	SE
					33	NE	NW	SW	
					35	NE	SE		

Township 24 North, Range 9 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NW	SE			5	NW	SW		
2	NE	NW	SW	SE	6	NE	SW		
3	NE	NW	SE		7	NE			

Page 6 of 17

Township 24 North, Range 9 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
4	NE	NW	SW	SE	8	SW			
5	NE	SE			9	NE	NW		
6	NW				15	SW			
8	SE				19	NW			
9	SW	SE			21	SW	SE		
10	NE	NW	SW	SE	22	NE			
11	NE	NW	SW	SE	23	NE			
12	NE	NW	SW	SE	25	NE	NW		
13	NE	NW			26	NE	NW	SW	SE
14	NW	SW	SE		27	NE	NW	SW	SE
15	NE	NW			28	NE	SW		
16	NE	NW	SW	SE	30	NW	SW		
17	NE	NW	SW	SE	31	NW	SW		
18	NE	NW	SW	SE	33	NE	NW	SW	SE
19	NE	SW			34	NW	SW		
20	NE	NW	SW	SE	35	NW			
29	NE	NW	SW	SE	36	NW	SE		
30	NE	SE							
31	NE	SE							
32	NE	NW	SW	SE					

Township 20 North, Range 10 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	NW	SW		5	NE	NW	SW	SE
2	NE	NW	SW	SE	6	NE	NW	SW	SE
3	NE	NW	SW	SE	7	NE(ptn)	NW(ptn)		
4	NE	NW	SW	SE	8	NE(ptn)	NW(ptn)	SE(ptn)	
9	NE	NW	SE		9	SW(ptn)			
10	NE	NW	SW	SE	13	SW	SE		
11	NE	SW	SE		14	NE			
12	NW	SW	SE		16	NE	NW(ptn)	SW(ptn)	SE
13	NE	NW			21	NE	NW(ptn)	SW(ptn)	SE
14	NW	SW	SE		24	NE	NW	SE	

Page 7 of 17

Township 20 North, Range 10 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
15	NE	NW	SW	SE	27	NE	NW	SW	SE
22	NE	NW	SW	SE	28	NE	NW	SW	
23	NE	NW	SW	SE	29	NE(ptn)	NW(ptn)	SW(ptn)	SE
24	SW				32	NE	NW	SW	SE
25	NE	NW	SW	SE	33	NE	SE		
26	NE	NW	SW	SE	34	NW	SW		
34	NE	SE							
35	NE	SW	SE						
36	NE	NW	SW	SE					

Township 21 North, Range 10 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	NW	SW	SE	2	NW			
2	NE	SW	SE		4	NE	NW	SW	SE
3	NE	NW	SW	SE	5	NE	NW	SW	
6	NE	NW	SW	SE	7	NE	NW	SW	SE
9	NE	NW	SW	SE	8	NE	NW		
10	NE	NW			10	SW			
11	NE				12	NE	SE		
12	NW				14	SW			
13	NE	NW	SW		15	NE	NW	SW	
14	SE				16	SE			
16	NE	NW	SW		22	NE	NW		
					25	SW			
					26	SW			
17	NE	SE			28	NW	SW		
					29	SW	SE		
18	NE	NW	SW	SE	30	SW	SE		
19	NE	NW	SW	SE	31	SW	SE		
20	NE	NW	SE						
21	NE	NW	SW	SE					
22	SW	SE							
23	NW	SW	SE						
24	NW	SW	SE						
25	NE	NW	SE						
29	NE	NW							
30	NE	NW							
32	NE	NW	SW	SE					
33	SW	SE							
34	SE								
35	NW	SW	SE						
36	NW	SW	SE						

Page 8 of 17

Township 22 North, Range 10 East

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
1	NE	NW	SW	SE
2	NE	NW	SE	
3	NW	SW		
4	NE	NW	SW	SE
5	NE	NW	SW	SE
6	NE	SE		
7	NE	NW	SW	SE
8	NE	NW		
9	NE	NW		
10	NW			
11	NE	SE		
12	NE	SW		
14	SW			
15	SE			
19	NE	SE		
20	NW	SW	SE	
21	SW			
22	NE	NW	SW	SE
23	NW	SW	SE	
25	NE	NW	SW	
26	NE	NW	SW	
27	NE	SW	SE	
28	NW	SW		
29	NE	NW	SE	
30	NE	NW	SW	SE
31	NE	NW	SW	SE
32	NE	NW	SW	SE
33	NE	NW	SW	SE
34	NE	NW	SW	SE
35	NE	NW	SW	SE
36	NE	SW	SE	

Available Acreage

Section No.	¼	¼	¼	¼
2	SW			
3	SE			
8	SW	SE		
9	SW	SE		
10	NE	SW	SE	
11	NW	SW		
12	SE			
13	NE	NW	SW	SE
14	NE	NW	SE	
15	NE	NW	SW	
16	NE	NW	SW	SE
17	NE	NW	SW	SE
18	NW	SW		
21	NE	SE		
23	NE			
24	NE	NW	SW	SE
25	SE			
27	NW			
28	NE	SE		

Township 23 North, Range 10 East

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
1	NW			
2	NW	SW	SE	
3	NE	SW	SE	
10	NE	NW	SW	SE
11	NE	NW	SW	SE
14	NE	NW	SW	
15	NE	NW	SW	SE
16	SW	SE		

Available Acreage

Section No.	¼	¼	¼	¼
4	NE	NW	SW	SE
5	NE	NW	SW	SE
6	NE	NW	SE	
7	NE	SW	SE	
8	NE	NW	SW	SE
9	NE	NW	SW	SE
12	NE	NW	SW	SE

Page 9 of 17

Township 23 North, Range 10 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
20	NE	SE			13	NW	SW	SE	
21	NE	NW	SW	SE	16	NE	NW		
22	NE	NW	SW	SE	17	NE	NW	SW	SE
25	NE	NW	SW	SE	18	NE	NW	SW	SE
27	NE	NW	SW	SE	19	NW	SW	SE	
28	NE	NW	SW	SE	20	NW	SW		
29	NE	NW	SW	SE	23	NE	NW	SW	SE
30	NE	NW	SW	SE	24	NE	NW	SW	SE
31	NE	NW	SW	SE	26	NE	NW	SW	SE
32	NE	NW	SW	SE	35	NE			
33	NE	NW	SW	SE					
34	NE	NW	SW	SE					
35	SW	SE							
36	NE	NW	SW	SE					

Township 24 North, Range 10 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
2	NW	SW			1	NE	NW		
4	NE	NW	SW	SE	2	NE	SE		
6	SW				3	NE	NW	SW	SE
7	NW	SW			5	NW	SW		
10	NE	SW	SE		6	NE			
11	NW	SW			7	NE			
14	NW	SW			8	NE			
15	NE	NW	SW	SE	9	NE	SW	SE	
16	NW	SW			10	NW			
17	NE	NW	SW	SE	11	SE			
18	NE	NW	SE		12	SE			
21	NE	NW	SW	SE	13	NW			
22	NW	SW			14	NE			
27	NE	NW	SW	SE	16	NE			
28	NE	SW	SE		19	SE			
34	SE				20	NE	NW		
35	SW				22	NE			
36	NE	SW	SE		23	SW	SE		
					24	SE			
					25	NE	NW	SW	SE
					26	NE	NW	SW	SE
					29	NW	SE		
					30	NW			
					31	NW	SW	SE	

Page 10 of 17

Township 24 North, Range 10 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
					32	NE	NW	SW	SE
					33	NE	SW		
					34	NE	NW	SW	
					35	NE	NW	SE	
					36	NW			

Township 20 North, Range 11 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	NW	SW	SE					
2	NE	NW	SW	SE					
3	NE	NW	SW	SE					
4	NE	NW	SE						
5	NE	NW	SW						
6	NE	NW	SW	SE					
7	NE	NW	SW	SE					
8	NE	NW	SW	SE					
9	NE	NW	SW	SE					
10	NE	NW	SW	SE					
11	NE	NW	SW	SE					
12	NE	NW	SW	SE					
13	NE	NW	SW	SE					
14	NE	NW	SW	SE					
15	NE	NW	SW	SE					
16	NE	NW	SW	SE					
17	NE	NW	SW	SE					
18	NE	NW	SW	SE					
19	NE	NW	SW	SE					
20	NE	NW	SW	SE					
21	NE	NW	SW	SE					
22	NE	NW	SE						
23	NE	NW	SW	SE					
24	NE	NW	SW	SE					
25	NE	NW	SW	SE					
26	NE	NW	SW	SE					
27	NE	NW	SW	SE					
29	NE	NW	SW	SE					
30	NE	NW	SW	SE					
31	NE	NW	SW	SE					
32	NE	NW	SW	SE					
33	NE	NW	SW	SE					
34	NE	NW	SW	SE					
35	NE								
36	NE	NW	SE						

Page 11 of 17

Township 21 North, Range 11 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	SE			1	SW			
2	NE	SE			2	NW			
10	SW	SE			3	NE	NW	SW	SE
11	NE	NW	SW	SE	4	NE	NW	SW	SE
12	NE	NW	SW	SE	5	NE	SW	SE	
13	NE	NW	SW	SE	6	NW	SW	SE	
14	NE	NW	SW	SE	7	NW	SW		
15	NE	NW	SW	SE	8	NE	NW	SW	
16	NE	NW	SW	SE	9	NE	NW	SW	SE
17	NE	NW	SW	SE	10	NE	NW		
18	NW	SW	SE		30	NE	NW		
19	NE	NW	SW	SE					
20	NE	NW	SW	SE					
21	NE	NW	SW	SE					
22	NE	NW	SW	SE					
23	NE	NW	SW	SE					
24	NE	NW	SW	SE					
25	NE	NW	SW						
27	NE	NW	SW	SE					
28	NE	NW	SW	SE					
29	NE	NW	SW	SE					
30	SW	SE							
31	NE	NW	SW	SE					
32	NE	NW	SW	SE					
33	NE	NW	SW	SE					
34	NE	NW	SW	SE					
35	NE	SE							
36	NE	NW	SW	SE					

Township 22 North, Range 11 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
6	SW				1	NE	NW	SW	SE
7	NE	NW	SW	SE	2	NE	NW	SW	SE
8	NW	SW			3	NE	NW	SW	SE
					4	NE	NW	SE	
					5	NE	NW	SE	
					8	NE	SE		
					9	SE			
					10	NE	NW	SW	SE
					11	NE	NW	SW	SE
					12	NE	NW	SW	SE

Page 12 of 17

Township 22 North, Range 11 East (Cont'd)

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
18	NW			
24	NE	NW	SW	SE
25	NW	SW		
35	SE			
36	NE	NW	SW	SE

Available Acreage

Section No.	¼	¼	¼	¼
13	NE	NW	SW	SE
14	NE	NW	SW	SE
15	NE	NW	SW	SE
16	NE	SW	SE	
17	NE	NW	SW	SE
18	SE			
19	NE	NW	SW	SE
20	NE	NW	SW	SE
21	NE	NW	SW	SE
22	NE	NW	SW	SE
23	SE			
25	SE			
26	NE	NW	SW	SE
27	NE	NW	SW	SE
28	NE	NW	SW	SE
29	NE	NW	SW	
30	NE	NW	SE	
31	NE	NW	SW	SE
32	SW	SE		
33	NE	NW	SW	SE
34	NE	NW	SW	SE
35	NE	NW	SW	

Township 23 North, Range 11 East

Existing Licensed Acreage

Section No.	¼	¼	¼	¼
18	NE	NW	SW	SE
19	NE	NW	SW	SE
20	NW	SW	SE	

Available Acreage

Section No.	¼	¼	¼	¼
1	NE	SW	SE	
2	NE	NW	SW	SE
3	NW	SW	SE	
4	NE	SW	SE	
5	NE	NW	SW	SE
6	NE	SE		
7	SE			
8	NE	NW	SW	SE
9	NE	NW	SW	SE
10	NE	NW	SW	SE
11	NE	NW	SW	SE
12	NE	NW	SW	
13	NW			
14	NE	NW	SW	
15	NE	NW	SW	SE
16	NE	NW	SE	
17	NE	NW	SW	SE
21	SE			

Page 13 of 17

Township 23 North, Range 11 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
29	NE	NW	SW		22	NE	NW	SW	SE
30	NE	NW	SW	SE	23	NW	SW		
31	NW	SW	SE		24	NE	NW	SW	SE
32	NW	SW			25	NE	NW	SW	SE
					26	NE	NW	SE	
					27	NE	NW	SW	SE
					28	NW			
					31	NE			
					33	SE			
					34	NE	NW	SW	SE
					35	NE	SW	SE	
					36	NE	NW	SW	SE

Township 24 North, Range 11 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
1	NE	SW	SE		1	NW			
12	NE	NW			2	NE	NW	SW	SE
31	NW	SW			4	SW	SE		
					5	NE	NW	SW	SE
					6	NE	NW	SW	SE
					7	NE			
					8	NE	NW		
					9	NE	SW	SE	
					10	NE	SW	SE	
					11	NW			
					12	SE			
					13	NE	NW	SW	
					14	NE	SE		
					15	NW	SW	SE	
					16	NW			
					18	NE	NW	SW	SE
					19	NW	SW	SE	
					20	NW	SW	SE	
					21	NE	NW	SW	
					22	NE	NW	SW	SE
					23	NE	NW	SW	SE
					24	NW	SW	SE	
					25	NE	NW	SW	SE
					26	NW	SW	SE	
					27	SE			
					28	NW	SW		
					29	NE	NW		
					30	NE	NW	SW	SE
					31	NE			

Page 14 of 17

Township 24 North, Range 11 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
					32	NE	SE		
					33	NW	SW		
					35	NE	SE		
					36	NE	NW	SW	SE

Township 20 North, Range 12 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
3	NE	NW			27	NE	NW	SW	SE
4	NE	NW	SW	SE	28	SW	SE		
5	NE	NW	SW	SE	29	NW	SW	SE	
6	NW	SW			31	SE			
7	NE	NW	SW	SE	32	NE	NW	SW	SE
8	NE	NW	SW	SE	33	NE	NW	SW	SE
9	NW	SW	SE		34	NE	NW	SW	SE
10	SW								
15	NE	NW	SW	SE					
16	NE	NW	SW	SE					
17	NE	NW							
18	NW	SW							
19	NE	NW	SW	SE					
20	NW	SW							
21	NW								
22	NE	NW	SW	SE					
30	NE	NW	SW	SE					
31	NE	NW	SW						

Township 21 North, Range 12 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
3	NE	NW	SW	SE	20	NE	SE		
4	NE	NW	SW	SE	21	NE	NW	SE	
5	NE	NW	SW	SE	22	SW	SE		
6	NE				28	NE	NW	SW	SE
7	NE	NW	SW	SE	29	SE			
8	NE	NW	SW	SE					
9	NE	NW							
17	NW	SW							
18	NE	NW	SW	SE					
19	NE	NW	SE						
27	NE	NW	SW	SE					

Page 15 of 17

Township 21 North, Range 12 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
30	NW								
31	NW								
32	NE	SW	SE						
33	NE	SW	SE						
34	NE	NW	SW	SE					

Township 22 North, Range 12 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
3	NE	NW	SW	SE	4	NW			
9	NE	SE			5	NE	NW	SE	
10	NE	NW	SW	SE	6	NW	SW		
15	NE	NW	SW	SE	7	NW	SW		
16	NE	SW	SE		8	NE	SW	SE	
19	NW				9	SW			
21	NE	NW	SW	SE	16	NW			
22	NE	NW	SW	SE	17	NE	NW	SW	SE
29	SW				18	NE	NW	SW	SE
30	SW	SE			19	NE			
31	NW	SE			20	NE	NW	SE	
32	NE	NW	SW	SE	27	NE	NW	SW	SE
33	NW	SW			28	NE	NW	SW	SE
					29	NE	SE		
					31	NE			
					33	NE	SE		
					34	NE	NW	SW	SE

Township 23 North, Range 12 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
15	SW	SE			3	NE	NW	SW	SE
16	SE				4	NE	NW	SW	
					5	NE	NW		
					6	NE			
					7	NE	SW	SE	
					8	NE	NW	SW	SE
					9	NE	SW	SE	
					10	NE	NW	SE	
					15	NE	NW		
					16	NW	SW		
					17	NE	NW	SW	SE

Page 16 of 17

Township 23 North, Range 12 East (Cont'd)

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
21	NE	SW	SE		18	NE	NW	SW	SE
22	NE	NW	SW	SE	19	NE	NW	SW	SE
27	NE	NW	SE		20	NE	NW	SW	SE
28	NE	SW	SE		21	NW			
33	NE	NW			29	NE	NW	SW	SE
34	NE	NW	SW	SE	30	NE	NW	SW	SE
					31	NE	NW	SW	SE
					32	NE	NW	SW	SE

Township 24 North, Range 12 East

Existing Licensed Acreage					Available Acreage				
Section No.	¼	¼	¼	¼	Section No.	¼	¼	¼	¼
3	NE	NW	SW	SE	7	SE			
4	NE	NW	SW	SE	8	SE			
5	NE	NW	SW	SE	9	SW	SE		
6	NE	NW	SW	SE	10	SW	SE		
7	NE	NW			15	NE	NW	SW	SE
8	NE	NW			16	NE	NW	SW	SE
9	NE	NW			17	NE	SW	SE	
10	NE	NW			18	NE	SW	SE	
					19	NW	SE		
					20	NE	NW	SW	SE
					21	NE	NW	SE	
					22	NE	NW	SW	SE
					27	NE	NW	SW	SE
					28	NE	NW	SW	SE
					29	NE	NW	SW	SE
					30	NE	NW	SW	SE
					31	NE	NW	SW	SE
					32	NE	NW	SW	SE
					33	NE	SW	SE	
					34	NE	NW	SW	SE

Page 17 of 17

United States Department of the Interior

BUREAU OF INDIAN AFFAIRS

Osage Agency

P.O. Box 1539

Pawhuska, Oklahoma 74056-1539

Sep 6, 2005

Principal Chief James Roan Gray

Osage Tribal Council

P.O. Box 779

Pawhuska OK, 74056

Dear Chief Gray:

Please consider this letter to be approval on the part of the Bureau of Indian Affairs, subject to the conditions set forth below, for your Exploration and Development Agreement between the Osage Tribe and Amvest Osage Inc., a copy of which is attached. This agreement is effective as of July 25, 2005, which is the date it was approved by the Osage Tribal Council.

We note that the total term of this agreement, if carried out to the maximum length of time contemplated in the agreement itself, is sixteen years. This is separated into four separate, four year phases, wherein Amvest would be allowed to carry on into subsequent phases only if they have met certain threshold requirement in the previous phase. In light of the extremely long total term of this agreement, and recognizing that economic, cultural, and technical priorities change over time, our continued approval past the first phase is conditioned on determinations that the Agreement is still in the best interest of the Osage Tribe, such determinations to be made at the end of each four year period.

This approval is made under authority granted in 25 CFR Part 226.2(f) which says in part “A contract may be entered into through competitive bidding as outlined in Section 22.6(b), negotiation, or a combination of both...,: and “...The Superintendent may approve any such contract made by the Osage Tribal Council.”

We hope that this agreement results in a long and mutually profitable relationship between the principals, and wish both prices good fortune.

Please direct any questions concerning this correspondence to Charles Hurlburt at (918) 287-5710.

Sincerely,

Superintendent

United States Department of the Interior

BUREAU OF INDIAN AFFAIRS

P.O. Box l39

Pawhuka Oklahoma 74056-1539

Aug 4, 2006

Chairperson Jewell Purcell

Osage Minerals Council

P.O. Box 779

Pawhuska OK, 74056

Dear Chairperson Purcell:

Please consider this letter to be approval on the part of the Bureau of Indian Affairs (“BIA”), subject to the conditions set forth, for the Exploration and Development Agreement dated July 25, 2005 between the Osage Nation and Amvest Osage, Inc. (Amvest). The Effective Date of this agreement is January 1, 2005, (as set forth in Section (h) of the Agreement), approved by the Osage Tribal Council on July 25,2005.

This letter replaces and supercedes my previous approval letter dated September 6, 2005. We note that the term of the Agreement, if carried out to the length of time contemplated in the Agreement is sixteen (16) years. This is separated into four separate four year phases wherein AMVEST would he allowed to carry on into the subsequent phases if they have met certain threshold requirements in the previous phase. In light of the term of the Agreement the BIA’s approval of the Agreement is conditioned upon the Osage Nation and AMVEST amending the Agreement by adding a new section 9(g) as follows:

(g)

Notwithstanding anything to the contrary contained in this Section 9, only the bonus consideration and/or royalty provisions of future leases may be amended by the Osage and AMVEST, and only in accordance with the following terms and conditions. At least ninety (90) days prior to the conclusion of Phase II, Phase III and Phase IV, the BIA shall notify the Osage and AMVEST (in writing) if the bonus consideration and/or royalty provisions of then-current leases being entered into between the Osage and third parties (“Third-Party Leases”) materially differ from the provisions set forth in Section 9(a) of this Agreement. In the event the BIA has notified the Osage and AMVEST that the bonus consideration an/or royalty provision(s) do differ materially, the bonus consideration and/or royalty provision(s) of the Leases acquired by AMVEST from and after the subsequent phase shall be amended to be consistent with Third-Party Leases, on a Most Favored Nation basis (from Amvests perspective) unless otherwise agreed to by the parties. The Osage and Amvest agree that any amendment to the bonus consideration and/or royalty provision(s) of the Leases may consist of increases and/or decreases to the provision(s) to :the benefit or detriment of either party. The terms of all leases acquired by AMVEST prior to the effective data of any amended Leases shall remain unchanged throughout the terms of the Leases and shall not be subject to revision The terms of any future amended Leases shall remain unchanged through out the terms of the amended Leases and shall not be subject to revision.

This approval is made under authority granted in 25 CFR Part 2262(F) which says in part “A contract may be entered into through competitive bidding as outlined in Section 22,6(b), negotiation, or a combination of both., “ and “The Superintendent may approve any such contract made by the Osage Tribal Council”

We hope that this agreement results in a long and mutually profitable relationship between the principals, and wish both parties good fortune.

Please direct any questions concerning this correspondence to Charles Huriburt, Supervisory Petroleum Engineer at (918) 287-57l0.

Sincerely,

Superintendent

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